                                                                    EXHIBIT 10.4

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK FOR WHICH IT IS EXERCISABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NO TRANSFER OR ASSIGNMENT OF THIS WARRANT OR THE SHARES ISSUABLE UPON ITS EXERCISE MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACT IN RESPECT OF SUCH TRANSFER OR ASSIGNMENT.

DATED: ___________, 1999

No. ____
                                                                    _____ Shares



                     FIRST CAPITAL BANK HOLDING CORPORATION
                             STOCK PURCHASE WARRANT
               TO PURCHASE SHARES OF COMMON STOCK, $.01 PAR VALUE


         This is to certify that, for value received, _________________ ("Holder" or "Warrant Holder"), or its or his successors, is entitled, upon the due exercise hereof at any time, subject to Section 3 hereof, during the period commencing on the date on which First National Bank of Nassau County (the "Bank") opens for business (the "Commencement Date") and terminating at 5:00 p.m., Atlanta, Georgia local time, on the fifth anniversary of the Commencement Date, unless earlier terminated as provided in Section 2 hereunder (the "Termination Date"), to purchase _____ shares (subject to adjustment as provided herein) of the $.01 par value Common Stock of First Capital Bank Holding Corporation (the "Company") at a price per share as specified in Section 2 of this Warrant and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions specified herein.

         Section 1. Certain Definitions. Unless the context otherwise requires, the following terms as used in this Warrant shall have the following meanings:

         (a) "Average Market Value" shall mean the average of the Closing Prices for the Common Stock for the five trading days immediately preceding the date of determination.

         (b) "Bank" shall mean First National Bank of Nassau County, a national banking association (in organization) and a wholly-owned subsidiary of the Company.

         (c)      "Closing Price" shall mean:

             (i) if the primary market for the Common Stock is a national securities exchange, the NASDAQ Stock Market, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security on such exchange or in such quotation system for such trading day, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the closing or last bid quotations therefor on such exchange or quotation system on such trading day;

FIRST CAPITAL BANK HOLDING CORPORATION
STOCK PURCHASE WARRANT
DATED ___________, 1999



             (ii) if the primary market for the Common Stock is not a  national securities exchange or quotation system in which last sale transactions are contemporaneously reported, the last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate; or

            (iii) if the Closing Price cannot be ascertained by any of the methods set forth in the immediately preceding paragraphs (i) and (ii), such Closing Price shall be deemed to be the amount equal to a quotient determined by dividing the Fair Market Value by the number of shares (including any fractional shares) of Common Stock then outstanding.

         (d) "Commencement Date" shall mean the date that the Bank opens for business.

         (e) "Common Stock" shall mean the Company's $.01 par value common stock, any security into which such common stock shall have been changed or any security resulting from reclassification of such common stock.

         (f) "Company" shall mean First Capital Bank Holding Corporation, a Florida corporation, and its successors and assigns.

         (g) "Exercise Date" shall mean the date on which the Company shall have received from the Holder all deliveries required by Section 3 of this Warrant.

         (h) "Exercise Price" shall mean the price per share of Common Stock specified in Section 2 hereof, as the same shall be adjusted from time to time pursuant to the provisions of this Warrant.

         (i) "Fair Market Value" shall mean the price, as determined by a written appraisal prepared by an appraiser acceptable to the Company, that would be paid by the most likely hypothetical buyer in a single transaction, for 100% of the equity capital of the Company on a going-concern basis. The Company shall pay for the cost of any such appraisal.

         (j) "Initial Public Offering" shall mean the initial public offering of Common Stock by the Company, pursuant to an effective registration statement on Form SB-2 filed with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, which initial public offering is anticipated to occur and close no later than December 31, 1999.

         Section 2. Exercise Price; Termination. Subject to the adjustments provided for in this Warrant, the exercise price per share (the "Exercise Price") shall be equal to $10.00. In the event that the Company does not close the Initial Public Offering on or before 5:00 p.m., Atlanta, Georgia local time, on December 31, 1999, then this Warrant and the rights hereunder shall immediately terminate, shall become null and void and shall be of no further force or effect.

FIRST CAPITAL BANK HOLDING CORPORATION
STOCK PURCHASE WARRANT
DATED ___________, 1999



         Section 3. Exercise of Warrant. The Holder of this Warrant may, at any time on or after the Commencement Date but prior to the Termination Date, exercise this Warrant in whole at any time or in part from time to time for the number of shares which such Holder is then entitled to purchase hereunder.

         The Holder may exercise its rights under this Warrant only as follows:

         (i) no part of the Warrant may be exercised prior to the Commencement Date;

         (ii) beginning on the Commencement Date, this Warrant may be exercised with respect to a maximum of _______ of the shares of Common Stock subject to this Warrant;

         (iii) beginning on the first anniversary of the Commencement Date, this Warrant may be exercised with respect to an additional ______ of the shares of Common Stock subject to this Warrant;

         (iv) beginning on the second anniversary of the Commencement Date, this Warrant may be exercised with respect to an additional ______ of the shares of Common Stock subject to this Warrant;

         (v) beginning on the third anniversary of the Commencement Date, this Warrant may be exercised with respect to an additional _____ of the shares of Common Stock subject to this Warrant; and

         (vi) beginning on the fourth anniversary of the Commencement Date, this Warrant may be exercised with respect to an additional ______ of the shares of Common Stock subject to this Warrant.

         The Holder may exercise this Warrant, in whole or in part, by delivering to the Company at its offices maintained pursuant to Section 4 for such purpose (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares to be purchased, (ii) this Warrant, and (iii) a sum equal to the Exercise Price therefor in cash (U.S. dollars) or by certified or cashier's check.

         Such notice may be in the form of an election to subscribe attached hereto. Upon delivery thereof, the Company shall, as promptly as practicable and in any event within ten (10) business days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of shares of Common Stock issuable upon such exercise.

         The certificate or certificates for shares of Common Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such Holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and the person designated to be named in such certificate shall be deemed to have become a holder of record of such shares, and to have become entitled, to the extent permitted by law, to the right to vote such shares or to consent or receive notice as a stockholder, as of the Exercise Date. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such Holder a new warrant dated the date it is issued, evidencing the rights of such Holder to purchase the remaining shares of Common Stock issuable pursuant to this Warrant, which new

FIRST CAPITAL BANK HOLDING CORPORATION
STOCK PURCHASE WARRANT
DATED ___________, 1999



warrant shall in all other respects be identical with this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and the Warrant returned to such Holder.

         The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates under this Section 3, except that, in the event such stock certificates are to be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer and any other applicable taxes payable upon the issuance of such certificates shall be paid by the Holder not later than the Exercise Date.

         Section 4. Warrant Registration. At all times while any portion of this Warrant remains outstanding and exercisable the Company shall keep and maintain at its principal offices a register in which the ownership and any exchange of this Warrant shall be recorded. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in the prevention or delay of the proper exercise of this Warrant.

         Section 5. Transferability. This Warrant and all rights hereunder shall not be transferable by the Holder except by operation of law. The Company may deem and treat the registered Holder as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

         Section 6. Exchange. This Warrant is exchangeable, upon the surrender hereof by the Holder at the offices of the Company, for a new warrant or warrants, in such denominations as Holder shall designate at the time of surrender for exchange, of like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new warrants to represent the right to subscribe for and purchase not less than 1000 shares of Common Stock (except to the extent necessary to reflect the balance of the number of shares purchasable hereunder).

         Section 7.    Representations and Covenants of Issuer.

         (a)      The Company hereby represents to the Holder as follows:

                  (i) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida.

                  (ii) The Company has the corporate power and authority to
                       execute and deliver this Warrant and to perform the terms hereof, including the issuance of shares of Common Stock issuable upon exercise hereof. The Company has taken all action necessary to authorize the execution, delivery and performance of this Warrant and the issuance of the shares of Common Stock issuable upon exercise hereof. This Warrant has been duly authorized and executed by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

FIRST CAPITAL BANK HOLDING CORPORATION
STOCK PURCHASE WARRANT
DATED ___________, 1999



         (b) The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges (other than taxes in respect of any transfer occurring contemporaneously with such issuance).

         Section 8. Adjustments to Exercise Price and Number of Shares Purchasable. The Exercise Price and number of shares of Common Stock purchasable pursuant to this Warrant shall be subject to adjustment from time to time as follows:

         (a) In the event the Company shall at any time exchange, as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of shares of Common Stock then outstanding into a different number of shares, with or without par value, then thereafter the number of shares of Common Stock which the Holder shall be entitled to purchase pursuant to this Warrant (calculated immediately prior to such change), shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of outstanding Common Stock of the Company by reason of such change, and the Exercise Price after such change shall, in the event of an increase in the number of shares of Common Stock outstanding, be proportionately reduced, and, in the event of a decrease in the number of shares of Common Stock outstanding, be proportionately increased.

         (b) In the event of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend as provided for in Section 8(a)), or in the event of any consolidation of the Company with, or merger of the Company into, another corporation, or in the event of any sale of all or substantially all of the property, assets, business and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide that the Holder of this Warrant shall thereafter be entitled to purchase, by exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger or sale by a holder of the number of shares of Common Stock which this Warrant entitles the Holder to purchase immediately prior to such reclassification, change, consolidation, merger or sale. Any such successor corporation thereafter shall be substituted for the Company for purposes of this Warrant.

FIRST CAPITAL BANK HOLDING CORPORATION
STOCK PURCHASE WARRANT
DATED ___________, 1999



         Section 9. Holder's Rights. Except as otherwise expressly set forth herein, this Warrant shall not entitle the Holder to any rights of a stockholder of the Company, except that if the Company, during the period in which this Warrant is exercisable, declares a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (computed in accordance with generally accepted accounting principles) or otherwise than in Common Stock or securities convertible into Common Stock, then the Holder, upon exercise of this Warrant, shall receive the number of shares of Common Stock purchasable upon such exercise and, in addition and without further payment, the cash, stock or other securities or property which the Holder would have received by way of dividends or other distribution if, continuously since the date hereof, such Holder (a) had been the record holder of the number of shares of Common Stock then being purchased, and (b) had retained all such cash, stock and other securities (other than Common Stock or securities convertible into Common Stock) and/or other property payable in respect of such Common Stock or in respect of any stock or securities paid as dividends and originating directly or indirectly from such Common Stock.

         Section 10.   Notices. If there shall be any adjustment as provided in
Section 8 hereof, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of Common Stock upon exercise of this Warrant, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the registered Holder of this Warrant at the address of such Holder shown on the books of the Company, which notice shall be accompanied by an explanation setting forth in reasonable detail the basis for the Holder's becoming entitled to purchase such shares and the number of shares which may be purchased and the exercise price thereof, or the facts requiring any such adjustment and the exercise price and number of shares purchasable subsequent to such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. At the request of the Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

         Section 11. Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. If, by reason of any change made pursuant to Sections 8 or 9 hereof, the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional share, the Company shall, upon such exercise, pay to the Holder an amount in cash equal to the Average Market Value of such fractional interest, determined as of the Exercise Date.


         Section 12. Forfeiture. If at any time while this Warrant is outstanding, the Board of Governors of the Federal Reserve System makes a formal capital call upon the Company or the Comptroller of the Currency makes a formal capital call upon the Bank, the Holder will exercise this Warrant in whole or in part as may be needed for additional required capital, or the Warrant shall be forfeited. The number of shares of Common Stock as to which the Warrant shall be exercised by each Holder to meet the capital call will be calculated pro rata on the basis of the number of shares of Common Stock subject to a Warrant held by each Holder. The exercise price for shares of Common Stock purchased upon such exercise will be equal to the greater of the Exercise Price determined pursuant to Section 2 hereof and the then-current book value per share of Common Stock of the Company. Any portion of this Warrant not required to be exercised under the terms of any such capital call may be exercised under the original terms of this Warrant.

FIRST CAPITAL BANK HOLDING CORPORATION
STOCK PURCHASE WARRANT
DATED ___________, 1999



         Section 13. Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose upon the registered Holder hereof (as shown on the register of Warrants maintained by the Company), issue a new warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed.

         Section 14. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of the shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 15. Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of Florida.

         Section 16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder hereof.

         Section 17. Headings. Headings of the paragraphs in this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this ___ day of ________, 1999, by its duly authorized officers.


                                          FIRST CAPITAL BANK HOLDING CORPORATION



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

ATTEST:




-----------------------------------
Name:
Title:

                                    EXHIBIT A

           [Subscription Form to Be Executed Upon Exercise of Warrant]




         The undersigned registered holder or permitted assignee of such registered holder of the within Warrant hereby (1) subscribes for ______ Shares which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes the full cash payment therefor called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:



                                          --------------------------------------
                                                        (Name)



                                          --------------------------------------
                                                       (Address)



                                          Signature
                                                   -----------------------------

Dated
     ------------------------







NOTICE: The signature on this subscription form must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank or trust company, or by a firm having membership on a registered national securities exchange.